Income Taxes	12 Months Ended
Mar. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

Note 13. Income Taxes

The Company had no income tax expense due to operating losses incurred for the years ended March 31, 2016 and 2015.

The provision for/(benefit from) income tax differs from the amount computed by applying the statutory federal income tax rate to income before the provision for/(benefit from) income taxes. The sources and tax effects of the differences are as follows for the period ended March 31, 2016 and 2015:

	March 31, 2016	March 31, 2015
Income taxes at Federal statutory rate	(34.00)%	(34.00)%
State income taxes, net of Federal income tax benefit	(2.54)%	(3.96)%
Permanent differences	1.07%	0.00%
Change in Valuation Allowance	35.32%	37.96%
State tax rate change	0.16%	0.00%
Income Tax Provision	0.00%	0.00%

The tax effects of temporary differences that give rise to the Company’s deferred tax assets and liabilities are as follows:

	March 31, 2016	March 31, 2015
Net Operating Loss Carryforwards	$1,264,686	$159,721
Share-based compensation	236,645	–
Other	(21,324)	9,713
	1,480,007	169,434
Valuation Allowance	(1,480,007)	(169,434)
Net Deferred Tax Assets	$–	$–

At March 31, 2016, the Company had approximately $3,452,000 of federal and state net operating loss carryovers that may be available to offset future taxable income.

The Company will not be able to utilize these carryovers until the related tax returns are filed. The net operating loss carry overs, if not utilized, will expire in stages beginning 2035. As it is not more likely than not that the resulting deferred tax benefits will be realized, a full valuation allowance has been recognized for such deferred tax assets. The net change in the valuation allowance during the year ended March 31, 2016 was an increase of approximately $1,311,000.

Due to the merger on May 22, 2015, Akoustis Technologies Inc.'s previous net operating losses may be significantly limited. The Company has not performed a detailed analysis to determine whether an ownership change under IRC Section 382 or similar rules has occurred. The effect of an ownership change would be the imposition of annual limitation on the use of NOL carryforwards attributable to periods before the change. Any limitation may result in expiration of a portion of the NOL before utilization. The Company recognizes interest and penalties related to uncertain tax positions in selling, general and administrative expenses. The Company has not identified any uncertain tax positions requiring a reserve as of March 31, 2016 and 2015.